Exhibit 10.12

EMBECTA CORP.

CHARTER OF THE

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Effective April 1, 2022

Purpose

The Compensation and Management Development Committee (the “Committee”) is created by the Board of Directors of the Company to:

•	oversee the Company’s compensation and benefits practices and policies generally and specifically as they pertain to “senior executives” (as defined below), which shall include

•

reviewing the structure of the Company’s incentive plans, employee deferred compensation plans, health and welfare plans, retirement (including supplemental retirement) plans, equity-based plans (including the Embecta 2022 Employee and Director Equity Based Compensation Plan) and other significant employee benefit plans maintained or proposed to be established by the Company or any subsidiary of the Company (collectively, the “Covered Plans”); and

•	determining or recommending compensation for the Company’s senior executives, as described below.

•	prepare the compensation committee report that Securities and Exchange Commission (“SEC”) rules require to be included in the Company’s annual proxy statement.

•	Oversee the Company’s policies and strategies relating to human capital management.

Membership

The Committee shall consist of at least three members, each of whom has been deemed “independent” by the Board of Directors under the Company’s Corporate Governance Principles and the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”). In addition, each member shall meet the definition of a “nonemployee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the “Act”) (provided, that any inadvertent non-compliance shall not impair the authority of the Committee or the validity of any actions taken by the Committee).

The Corporate Governance and Nominating Committee shall recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members shall be appointed by the Board of Directors and may be removed by the Board of Directors at any time. The Corporate Governance and Nominating Committee shall recommend to the Board of Directors, and the Board of Directors shall designate, the Chair of the Committee.

EMBECTA CORP.

CHARTER OF THE

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Effective April 1, 2022

Authority and Responsibilities

In addition to any other responsibilities that may be assigned from time-to-time by the Board of Directors, the Committee is responsible for the following matters.

Covered Plans and Administration

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The Committee shall review the structure of the Covered Plans, including their scope of participation, level of benefits and other terms, and make any recommendations to the Board of Directors (subject, if applicable, to shareholder ratification or approval) with respect to the establishment or modification of any such plans that it deems appropriate. In reviewing the Covered Plans, the Committee may consider any factors that it deems appropriate.

•	The Committee shall recommend to the Board of Directors the appointment of employee committees to administer the Covered Plans, to the extent provided in the Covered Plans.

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The Committee shall serve as the granting and administrative committee for the Company’s stock option and other equity-based plans; provided, that the Committee may delegate to one or more officers of the Company the authority to make grants and awards (other than grants and awards to any officer of the Company subject to Section 16 of the Act) under such of the Company’s incentive compensation or other equity-based plans as the Committee deems appropriate and in accordance with the terms of such plans.

Executive Compensation

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The Committee shall evaluate and either recommend or set, as described below, the compensation of the Chief Executive Officer and any other executive officer of the Company (collectively, the “senior executives”). For purposes of this charter, “compensation” shall include: (i) annual base salary, (ii) annual incentive compensation, (iii) long-term incentive compensation, (iv) employment, severance and change-in-control agreements, if any, with the Company or any subsidiary and (v) any other compensation or ongoing perquisites. In connection therewith, the Committee shall, among other things:

•

set corporate performance goals for performance-based equity compensation awards and other performance-based incentive awards granted to senior executives and determine the Company’s performance relative to such goals;

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together with the other independent members of the Board, review and approve such other goals and objectives of the Chief Executive Officer as are relevant to the Chief Executive Officer’s compensation (the Chief Executive Officer may not be present during voting or deliberations on his or her own compensation);

EMBECTA CORP.

CHARTER OF THE

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Effective April 1, 2022

•

participate with the other independent members of the Board of Directors in an annual evaluation of the Chief Executive Officer’s performance in light of the previously-established goals and objectives, and recommend the Chief Executive Officer’s compensation for approval by the full Board of Directors (excluding the non-independent members of the Board of Directors) based on such evaluation and such other factors as may be deemed appropriate and in the best interests of the Company;

•

review the Chief Executive Officer’s evaluation of the performance of other executive officers of the Company, in light of goals and objectives set for such persons, and, either as a committee or together with the other independent members of the Board of Directors (as directed by the Board of Directors), approve the compensation of each of the other executive officers based on such evaluation and such other factors as may be deemed appropriate and in the best interests of the Company; and

•

consider, in recommending or determining, as applicable, the compensation of each senior executive, the Company’s performance, shareholder return and the value of compensation provided at comparable companies, and such other factors as the Committee deems appropriate and in the best interests of the Company.

Human Capital Management

•	Review the Company’s policies and strategies relating to human capital management, including without limitation:

•	The Company’s policies and strategies relating to recruiting, developing and promoting associates, performance management, senior management succession, pay equity, and diversity and inclusion; and

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The Company’s leadership development initiatives designed to accelerate development and readiness of current and future Senior Management Team members, including reviews of the Company’s process to identify such potential leaders and leadership candidates, and the development programs designed to accelerate readiness for next roles of higher responsibility.

EMBECTA CORP.

CHARTER OF THE

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Effective April 1, 2022

•	The Company’s policies and strategies relating to associate health, safety and well-being.

Other

•	Review all consulting and employment contracts between the Company or any subsidiary thereof and any former executive officer.

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The Committee shall review and recommend to the Board of Directors, as appropriate, share retention and ownership guidelines for senior management and any modifications to such guidelines, and shall periodically review compliance with such guidelines.

Disclosure

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The Committee shall review the Compensation Discussion and Analysis section of the Company’s annual proxy statement, and shall prepare the compensation committee report that SEC rules require to be included in the Company’s annual proxy statement.

Advisory Votes/Shareholder Proposals

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The Committee shall review the annual management proposal relating to the shareholder advisory vote on executive compensation and any management proposals relating to the frequency of such advisory votes, and review any shareholder proposals that relate to matters within the scope of the Committee’s responsibilities and make recommendations to the Board of Directors regarding such proposals.

Reporting to the Board of Directors

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The Committee shall report to the Board of Directors periodically. This report shall include a review of any recommendations or issues that arise with respect to Company compensation and benefits policies overseen by the Committee, senior executive compensation, and any other matters that the Committee deems appropriate or is requested to be included by the Board of Directors.

•	At least annually, the Committee shall evaluate its own performance and report to the Board of Directors on such evaluation.

•	The Committee shall, at least annually, review and assess the adequacy of this charter and recommend any proposed changes to the Corporate Governance and Nominating Committee.

EMBECTA CORP.

CHARTER OF THE

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Effective April 1, 2022

Procedures

The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter. The Chair of the Committee, in consultation with the other committee members and management, shall determine the frequency and length of the committee meetings and shall determine meeting agendas consistent with this charter.

The Committee is authorized to retain or obtain advice from legal and other advisors as it determines necessary to carry out its duties, and may request any officer or employee of the Company, or the Company’s outside counsel, to meet with any members of, or advisors to, the Committee. Selection of an advisor may be made only after considering all factors relevant to the advisor’s independence from management, including the factors set forth in the rules of Nasdaq, and the Committee shall be directly responsible for the appointment, compensation and oversight of the work of such advisor. Without limiting the foregoing, the Committee has the sole authority to retain and terminate any compensation consultant assisting the Committee in carrying out its responsibilities under this charter, including sole authority to approve all such compensation consultants’ fees and other retention terms.

The Company shall provide for appropriate funding, as determined by the Committee, for (i) the costs of any consultant or legal or other advisors retained by the Committee and (ii) the administrative expenses of the Committee that are necessary or appropriate to carrying out its duties.

The Committee may delegate its authority to subcommittees or to the Chair of the Committee when it deems it appropriate and in the best interests of the Company.